SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 20, 1998



                              TERA COMPUTER COMPANY
             (Exact name of registrant as specified in its charter)



     Washington                0-26820                        93-0962605
   (State or other           (Commission                     (IRS Employer
   jurisdiction of          File Number)                  Identification No.)
   incorporation)

2815 Eastlake Avenue East
Seattle, Washington                                            98102-3027
(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:           (206) 325-0800
Registrant's facsimile number, including area code:           (206) 323-1318


                                      None
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On January 20, 1998, the Registrant's Common Stock commenced trading on the Nasdaq National Market System. The Registrant's Common Stock had been listed on the Nasdaq SmallCap Market since the Registrant's initial public offering in September 1995.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TERA COMPUTER COMPANY


                                   By:  KENNETH W. JOHNSON
                                      -----------------------------------------
                                      Kenneth W. Johnson
                                      Vice President - Finance and
                                      Chief Financial Officer

Date: January 21, 1998